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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into HS Resources, Inc.'s previously filed Registration Statement File Nos. 333-46195, 333-21221, 33-61400 and 33-91934.






                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             Arthur Andersen LLP


Denver, Colorado
March 31, 1998